SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2004

West Marine, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22512	77-0355502
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Westridge Drive Watsonville, California	95076
(Address of principal executive offices)	(Zip Code)

(831) 728-2700

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Exhibits:

99.1	West Marine, Inc. Earnings Press Release dated April 22, 2004 (furnished pursuant to Item 12 of Form 8-K).

99.2	Transcript of April 22, 2004 earnings conference call (furnished pursuant to Item 12 of Form 8-K).

Item 12. Results of Operations and Financial Condition

On April 22, 2004, West Marine, Inc. announced its consolidated financial results for the first quarter ended April 3, 2004. A copy of this press release is attached hereto as Exhibit 99.1.

On April 22, 2004, West Marine’s management held a conference call with investors to discuss West Marine’s first quarter consolidated financial results. A replay of the conference call will be available on West Marine’s website, www.westmarine.com, through April 29, 2004, and a transcript of the conference call is attached hereto as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST MARINE, INC.

Date: April 27, 2004	By:	/s/ Eric Nelson

Eric Nelson Senior Vice President and Chief Financial Officer